INVESTOR PRESENTATION Cavallo Point, the Lodge at Golden Gate Bridge January 2020 1

Recent Events January 2020 Names Aimbridge/Interstate as Manager of Westin Boston Waterfront • Aimbridge/Interstate replaces brand management in January 2020 • Expected to generate several million dollars of incremental annual EBITDA • Westin franchise expires 2026 • Only facility connected to Boston Convention & Exposition Center (BCEC), largest in Northeastern U.S. • Group booking pace (revenue) up 27% December 2019 Definitive Settlement of Hurricane Irma Insurance Claim Havana Cabana Frenchman’s Reef Combined Total Irma – Paid to Date $8.25MM $131.87MM $140.12MM Irma – Settlement Proceeds $0.00MM $106.63MM $106.63MM Irma – Total $8.25MM(1) $238.5MM(2) $246.75MM Maria – Total Paid $0.00MM $1.44MM $1.44MM Combined Total $8.25MM $239.94MM $248.19MM (1) The Havana Cabana portion of the claim was settled in July2018 (2) Includes $37.7 million of business interruption proceeds previously recognized, which is comprised of $28.0 million 2 of lost profit and $9.7 million of reimbursed hotel expenses..

Agenda DiamondRock at a Glance 1 Resort Focus Capturing Secular Growth 2 ROI Projects Creating Shareholder Value 3 Frenchman’s Reef Relaunch Accelerating Earnings Growth 4 Opportunistic Recycling Capturing Secular Growth 5 Asset Repositioning Unlocking Asset Value 6 2020 Setup Group Pace up 13% 3

COMPANY OVERVIEW 4 The Landing, Lake Tahoe

DiamondRock at a Glance KEY STATISTICS RECENT HIGHLIGHTS Hotels (Rooms) 31 (>10K) • Q3 2019 Results Enterprise Value $3.1B • Total RevPAR up 3.1% • RevPAR up 1.6% Market Cap $2.1B • EBITDA Margin of 30.67% • Adj FFO per share of $0.27 Enterprise Value / Key ~$305K Dividend Yield 4.7% • 0.3MM common shares repurchased at an average price of $9.96 per share YE19 Net Debt/EBITDA(1) 3.8x Market data as of 1/21/20 URBAN AND RESORT HOTELS IN TOP MARKETS HIGH QUALITY BRANDS 4% San 3% Denver 4% Diego Washington DC 4% Other Independent 4% San Francisco 30% Resort 5% 10% 11% Other (2) 11% CBD Frenchman's Westin Reef (3) Courtyard Autograph Renaissance 11% New York 74% Sheraton 14% Boston 14% Chicago (1) Based on PF 2019 EBITDA at guidance midpoint and current pro forma net debt. (2) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance. 5 (3) Based on 2016 actual EBITDA

High Quality Portfolio in Key Gateway Markets Approximately 2/3 of portfolio located in top, gateway markets. 6

Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets. 7

Top-Tier Portfolio Quality 2018 Portfolio Average Daily Rate $246 $237 $233 $229 $226 $221 $219 Peer Average: $223 $173 PEB DRH HT SHO HST PK (1) XHR RLJ Top Tier (1) Proforma for Chesapeake merger Source: Company Filings as of Q4 2018. 8

2019 Full-Year Guidance 2019 Guidance Metric Low End High End RevPAR Growth 0.0% 0.75% Adjusted EBITDA $256 million $260 million Adjusted FFO $211 million $214 million Adjusted FFO per share $1.03 per share $1.05 per share (based on 204 million diluted shares) Note: Includes Frenchman's Reef business interruption of $8.8MM 9

Share Repurchase Plan: 7.8MM Shares • $250MM Plan Authorization • $75MM repurchased at $9.58 per share under current 10b5-1 • $175MM remaining under repurchase authorization Implied Valuation 2019 EBITDA Multiple 11.9x 2019 NOI Cap Rate 7.7% Discount to NAV 25% - 40% Note: Based on latest data as of 1/21/20. 10

RESORT STRATEGY RATIONALE 11 L’Auberge de Sedona

Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts(1) have: • Less downside risk due to larger stream of reliable non-rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 4.5% Total US: 4.0% 4.2% 4.0% 3.1% 3.5% 3.8% 3.0% 3.1% 3.3% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels Source: CBRE Hotels Research. (1) Collection of non-golf resorts with less than 200 rooms 12

DRH Lifestyle & Independent Strategy RATIONALE FOR TARGETING LIFESTYLE CURRENT HOTELS, INDEPENDENTS, & SOFT BRANDS ALLOCATION(1) • To grow with shift towards experiential travel Lifestyle, Independents, & Soft Brands • Reduces reliance on traditional brands 22% Traditional • Balances portfolio Brands 78% • Greater opportunity for smaller deals LONG-TERM TARGET ALLOCATION • Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes Lifestyle, Independent, & Soft Brands Traditional 33% Brands 66% (1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L’Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2019F EBITDA for all properties except Frenchman’s Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions. 13

Consumers Spending More on Experiences Than Material Goods Indexed Spending Growth (1980-2017) 15-Year Spending CAGR (2002-2017) 1,000 5.0% 800 Shift in 600 Consumer Spending 3.0% 2.2% 400 200 0.9% 0 1980 1985 1990 1995 2000 2005 2010 2015 Motor Vehicles Home Jewelry and Consumer Furnishings Watches Experiences (1) Motor Vehicles Home Furnishings Jewelry and Watches Consumer Experiences (1) Source: Bureau of Economic Analysis. Note: Represents personal consumption expenditures by category indexed to 100 for the year 1980. (1) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services. 14

Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2018 $MM Burlington Hilton $62 16.5x 8.8x $3.8 Cavallo Point $152 13.8x 13.8x $0.0 Charleston Renaissance $42 11.9x 7.1x $2.6 Fort Lauderdale Westin $166 14.8x 11.1x $4.9 Frenchman's Reef & Morning Star $178 7.1x 10.7x $6.0 Havana Cabana $59 12.2x 15.6x ($0.2) Key West Suites $96 14.9x 12.7x $1.3 The Landing Resort & Spa $42 17.8x 17.8x NA Sedona - L'Auberge $69 15.8x 9.4x $3.1 Sedona - Orchards Inn $31 13.7x 10.5x $0.7 Shorebreak $63 14.6x 12.9x $0.9 Sonoma Renaissance $40 10.7x 5.1x $4.9 Vail Marriott Mountain Resort $89 13.4x 9.6x $4.6 Total Resort $1,088 13.1x 10.7x $32.4 Over $380M of NAV Created in Resort Portfolio Note: Frenchman’s and Havana Cabana EBITDA adjusted for hurricane disruption. Landing EBITDA adjusted for transition disruption post-acquisition. 15

ROI PROJECTS 16 Renaissance Charleston Historic District

ROI Projects Drive Shareholder Value Incremental Incremental Incremental Projected Property Project Capital Spend EBITDA Value Project Status Completion ($MM) ($MM) ($MM) Hotel Emblem Complete Renovation and Repositioning $5.1 $1.5M - $1.8 $25 - $30 Complete Q1 2019 Worthington Renaissance Restaurant and Lobby Renovation $7.8 $1.7 $20 Complete Q4 2019 JW Marriott Denver Renovation and Restaurant Repositioning $2.4 $1.3 $17 In Progress Q1 2020 The Lodge at Sonoma Reposition as Autograph Collection $5.0 $1.2 $17 In Progress Q2 2020 Sheraton Key West Reposition as an Independent Hotel $10.7 $1.7 - $2.2 $23 - $31 In Progress Q2 2020 Hilton Boston Downtown 29 Additional Guestrooms $5.5 $1.0 $14 In Progress Q3 2020 Sedona - Orchards Inn Reposition as Cliffs at L'Auberge $17.6 $3.7 $53 In Planning 2021 Additional 17 Keys and Resort The Landing Resort & Spa $5.7 $0.9 $12 In Planning 2021 Enhancements Vail Marriott Resort Renovation and Repositioning $27.0 $3.0 - $4.0 $41 - $55 In Planning 2021 Total $86.8 $16.0 - $17.8 $222 - $249 2019-2021 Value-Add Investments Are Expected To Create $0.67/sh to $0.80/sh of Value 17

DRH to Benefit from Renovated Portfolio >70% of DRH portfolio has been renovated in recent years. CapEx as a % of Revenue (3-Year Average) 13.2% 12.6% 11.7% 11.6% 2020-2022E 7.9% 7.2% 7.0% SHO DRH PEB LHO HST PK DRH $110 Million Renovation Complete $27 Million Renovation Complete Chicago Marriott Downtown Magnificent Mile The Gwen, Luxury Collection Source: Wall Street Research, Company Filings. 18 (1) 2016-2018 reported capital expenditures

Cavallo Point: 10 Years of ROI Opportunities Newly acquired luxury resort located in Golden Gate National Recreation Area in Sausalito, CA. Situational Overview • Famous luxury resort in highly desirable Sausalito • Situated at the base of the Golden Gate Bridge with sweeping views of the San Francisco Bay • Average daily rate over $400 • Independently branded with third-party operator • Low-to-zero supply growth market • 2019 RevPAR growth expected to exceed national average Numerous Upside Opportunities • Owner-operated with upside from asset management best practices • Convert former unused guard house at resort’s entrance into a bakery and F&B outlet – incremental $2MM in revenue • Entitlement allows for an additional 83 Keys Project Purchase Price Yield on TTM NOI Total RevPAR EBITDA Multiple Details $152MM 6.7% $809 12.8x 19

FRENCHMAN’S REEF RELAUNCH 20 Noni Beach Resort

Frenchman’s Reef Re-Opening Q4 2020 Insurance (1) ~$202MM Proceeds Key Money ~$20MM (2) FEMA Funding ~$30MM Owner ~$48MM Contribution Rebuild Cost ~$300MM Noni Beach Pool Area Rendering Insurance Claim Anticipated Branding Established Management Stabilized Anticipated Opening Project Settled Completion Marriott/ Selected EBITDA Q4 2020 Update Q4 2019 Q4 2020 Autograph Aimbridge $25M (1) Excludes $37.5MM of Business Interruption and $8.25MM for Havana Cabana Key West 21 (2) FEMA application pending approval

Frenchman’s Reef Return on Investment Pre Hurricane EBITDA Hotel Development Act 2012 2013 2014 2015 2016 5 Year Average • The Hotel Development Act (Bill 33- $10.9MM $12.5MM $14.9MM $15.6MM $16.6MM $14.1MM 0104), passed in 2019, permits certain hotels with sufficient damage to recoup costs uncovered by insurance Return on Investment • Costs are reimbursed through retention • Frenchman’s Reef and Noni Beach are expected to generate a combined of 50% of 12.5% occupancy tax $25MM of EBITDA upon stabilization • Does not limit the recapture or time • This implies ~$11MM of incremental EBITDA compared to pre frame of collection hurricane five year average • DRH estimates $3MM(1) of potential • Based on a ~$48MM owner contribution, return on investment is 23% annual reimbursement that is incremental to our proforma • At 10x ~$11MM incremental EBITDA is worth $62MM (net $48MM of investment), or $0.31/share of value creation Value Per Incremental EBITDA Share $9MM $10MM $11MM $12MM $13MM 9.0x $0.16 $0.21 $0.25 $0.30 $0.34 9.5x $0.19 $0.23 $0.28 $0.33 $0.37 Multiple 10.0x $0.21 $0.26 $0.31 $0.36 $0.41 10.5x $0.23 $0.28 $0.33 $0.39 $0.44 11.0x $0.25 $0.31 $0.36 $0.42 $0.47 22 (1) Any reimbursement will be recognized as a reduction to our investment basis and not recognized as EBITDA

Best-in-Class Rebuild Team Kollin Altomare Architects WhiteSpace The Johnson Studio (Design) (F&B Design) WhiteSpace (Design) Four Seasons Punta Mita Resort & Spa Four Seasons Scottsdale at Troon North The Ritz-Carlton Grand Cayman Four Seasons Scottsdale at Troon North The Ritz-Carlton Laguna Niguel Four Seasons Hotel Austin (Blue, Seven, Taikun, Ritz Lobby Bar) FourRitz Seasons-Carlton HotelHalf MoonAustin Bay The Fairmont Scottsdale Princess Resort Lobster Sea Bar Grille (Miami Beach) Ritz-Carlton Half Moon Bay The Ritz Carlton, Kapalua Maui Del Frisco’s Double Eagle Steakhouse (Dallas) Maris Collective Richard Sandoval Group (Retail, Concepts, Programming) (Celebrity Chef) Four Seasons Nevis Four Seasons Maui Four Seasons Punta Mita Four Season Anguilla Maya (NYC, Dubai) Fairmont Kea Lani, Maui Toro (Abu Dhabi) 23

Frenchman’s Reef Lobby Frenchman's Virtual Tour 24 Frenchman’s Reef Lobby Rendering 24

Frenchman’s Reef Renovated Guestroom Frenchman's Virtual Tour 25 Frenchman’s Reef Guestroom Rendering 25

Morningstar Lobby Morningstar Virtual Tour 26 Noni Beach Lobby Rendering 26

Morningstar Renovated Guestroom Morningstar Virtual Tour 27 Noni Beach Guestroom Rendering 27

OPPORTUNISTIC CAPITAL RECYCLING 282 The Westin San Diego 8

Creating Value Throughout Cycle Value Creation Playbook Tools Available • Match-fund Near-term Accretive Acquisitions By Issuing • $300MM Investment Equity At or Above NAV Lower Capacity • Consider Opportunistically Raising Equity Above NAV, if • Acquisitions appropriate • ATM program • Limit Non-core Asset Sales • Sell Non-Core Assets • Explore high-value creating acquisition and • Consider Accretive Acquisition Opportunities disposition • Consider All Options for Use of Dispositions Proceeds opportunities • Sell Non-Core Assets and Deploy Proceeds Into Share Cost of of Capital Cost Repurchases • Share repurchase program • Consider Using Leverage Capacity to Opportunistically Accelerate Share Repurchases • Recently expanded program to $250MM • Explore Additional Asset Sales Higher 29

Opportunistic Capital Recycling Similar to most lodging REIT peers, DRH currently trades at >25% discount to NAV per share Hotel NOI Cap Rate Estimated Value(2) Region TTM Q3 2019 Low Mid High Low Mid High Mid / Key(3) Boston $35.2 6.0% 6.5% 7.0% $503.4 $542.1 $587.2 $453 Chicago $34.7 6.5% 7.0% 7.5% $462.7 $495.7 $533.9 $328 Dallas / Fort Worth $12.4 7.0% 7.5% 8.0% $155.2 $165.6 $177.4 $328 Denver $8.6 6.0% 6.5% 7.0% $123.1 $132.6 $143.6 $355 New York City $28.2 5.0% 5.5% 6.0% $470.1 $512.8 $564.1 $338 San Diego $12.0 6.5% 7.0% 7.5% $160.4 $171.9 $185.1 $394 San Francisco $11.2 5.0% 5.5% 6.0% $186.4 $203.3 $223.6 $861 Washington, DC $14.3 6.5% 7.0% 7.5% $190.2 $203.8 $219.5 $299 Other Urban $21.1 6.5% 7.0% 7.5% $282.0 $302.1 $325.4 $282 Resorts $64.1 6.0% 6.5% 7.0% $916.1 $986.6 $1,068.8 $477 Resorts Under Development $20.0 8.0% 8.5% 9.0% $222.2 $235.3 $250.0 $737 Total $261.9 6.1% 6.6% 7.1% $3,672 $3,952 $4,279 $399 NAV Per Share $13.09 $14.48 $16.10 Note: San Francisco NOI includes Cavallo Point Resort as if owned for full-year 2018 Havana Cabana, Palomar Phoenix, Hotel Emblem, Frenchman’s Reef and Landing Resort are included using stabilized NOI as proxy for multiple. (1) Share price as of 1/21/20 (2) Dollar amounts in millions (3) Dollar amounts in thousands 30

DRHDRH Return RETURN ofOF Capital:CAPITAL Return $1.13B Since IPO DRH’s return of capital profile is among the most attractive relative to peers Dividend Yield (1) Dividend + Stock Repurchase Yield Dividend + Stock Repurchase Payout (2) Ratio (3) SVC 8.4% APLE 10.0% PK 102% RLJ 7.8% RLJ 9.1% APLE 93% HT 7.5% DRH 8.4% DRH 76% CLDT 7.3% SVC 8.4% CLDT 72% AHT 7.3% HT 8.2% RLJ 69% APLE 7.2% AHT 7.6% HST 65% PK 7.2% CLDT 7.3% PEB 62% BHR 6.8% PK 7.2% SVC 61% INN 6.2% BHR 6.9% INN 59% SHO 5.5% INN 6.2% SHO 59% PEB 5.5% HST 6.2% AHT 58% XHR 5.2% SHO 5.7% RHP 54% DRH 4.9% PEB 5.6% BHR 50% HST 4.6% XHR 5.2% XHR 49% RHP 4.4% RHP 4.4% HT 44% DRH Rank: 13 out of 15 DRH Rank: 3 out of 15 DRH Rank: 3 out of 15 Mean (excluding DRH): 6.5% Mean (excluding DRH): 7.0% Mean (excluding DRH): 64% ____________________ Source: FactSet as of September 30, 2019. Note: Excludes lodging REITs that were not publicly trading prior to 2018 and lodging REITs with an equity market capitalization <$250 million. 2 (1) Represents last quarter annualized dividend yield, except for SHO, which is depicted on a last 12 month basis. (2) Represents dividend yield plus last 12 month stock repurchases as a percentage of equity market capitalization. 31 (3) Represents last 12 month common dividends paid and stock repurchases as a percentage of cash flow from operations.

$300MM of Investment Capacity CONSERVATIVE BALANCE 2019 CREDIT RECAST SHEET STRATEGY (1) EXTENDED MATURITIES $600 • 23 unencumbered hotels $500 • Well-laddered maturity schedule with no $400 maturities until November 2020 $300 • $300 million of investment capacity $200 • No more than 35% floating rate debt $100 $0 2019 2020 2021 2022 2023 2024 2025 Secured Debt (2) Term Loan(2) Revolver Undrawn Revolver LEVERAGE BELOW PEER AVERAGE(3) 10.3 9.5 8.8 6.3 5.4 Average: 5.4X 3.9 3.8 3.7 1.5 1.2 AHT BHR HT INN PEB XHR DRH RLJ HST SHO (1) Source: Company Filings, Wall Street Research. (2) Assumes Salt Lake City mortgage to be refinanced into 5-year term loan upon maturity in 2020 (3) Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA 32 Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef

ASSET REPOSITIONING 33 Havana Cabana

Short Term Agreements Driving Value Ober 70% of EBITDA Not Encumbered by Brand and Management in 2026 One of the least encumbered portfolios among all full-service REITs 2020 2026 35% 29% 65% 71% Management 31% 24% 26% 49% Brand 45% 24% 9 Hotels Terminable Franchise Agreements(1)(2) Encumbered(1)(2) Unencumbered (1) Agreements terminable at will. 34 (2) Assumes the asset remains unencumbered when current agreements ends.

Management Transitions Unlock Profitability Westin Fort Lauderdale Beach Resort Westin Boston Waterfront (Case Study) • December 2014 Acquisition AimbridgeAimbridge/Interstate/Interstate Replaces Replaces BrandManagement Manager in in January January2020 2020 • Replaced brand manager with HEI in 2015 • Eliminated >$5M of annual expenses in first year with 2020 INCREMENTAL EBITDA continued overhaul of expense structure and operations Net Incremental Fees/Costs -$4.0MM Departmental Profit +$1.2MM subsequently Gen. & Admin/Other +$2.9MM • Full guestroom renovation completed in 2018, with F&B and Sales & Marketing +$2.3MM lobby repositioning completed in 2017 Total Cost -$4.0MM Total Benefit +$6.4MM • Repositioned Siren’s Table into Lona Cocina and Incremental EBITDA +$2.4MM Tequileria • Lona forecasted to generate ~$6MM revenue in 2019, Source: Aimbridge/Interstate vs. Marriott Proforma Budget compared to ~$2.6MM revenue from Siren’s Table • Halo effect continues to drive business at the hotel PERFORMANCE SINCE ACQUISITION 2014 2019F Increase RevPAR $148.94 $165.13 11% EBITDA $9.6MM $15.4MM 60% EBITDA Margin 21.9% 30.5% 860bps EBITDA 14.8x 10.9x 26% Multiple(1) (1) Based on current investment basis. 35

2020 OUTLOOK 36 Boston Harbor Cityscape

DRH 2020 Outlook Favorable • Total 2020 booking pace up 13% • Chicago combined pace up 20% • Boston combined pace up 30% Chicago • NYC supply additions to decline by double digits from 2019 increase • Frenchman’s Reef Marriott Resort & Spa and Noni Beach, an Autograph Hotel Reopening 4Q 2020 Boston Note: Latest pace data as of 1/21/20 Source: STR. 37